Exhibit 99.1

R.R. Donnelley & Sons Company and Moore Wallace Incorporated issued the following joint press release on

February 27, 2004:

RR Donnelley Media Contact: Katherine Divita Tel: 312-326-8336 E-mail: katherine.divita@rrd.com

RR Donnelley Investor Contact: Lisa Mount Tel: 312-326-8926 E-mail: lisa.mount@rrd.com

Moore Wallace Investor Contact: Julie Gottlieb Tel: 203-406-3825 Email: julie.gottlieb@moorewallace.com

Moore Wallace Media Contact: Kenneth Juarez of Abernathy MacGregor Tel: 212-371-5999 Email: kwj@abmac.com

RR DONNELLEY AND MOORE WALLACE

COMPLETE COMBINATION

NEW TICKER SYMBOL “RRD” TO BE LAUNCHED MARCH 1

CHICAGO, TORONTO AND NEW YORK – February 27, 2004 – R.R. Donnelley & Sons Company (NYSE:DNY) and Moore Wallace Incorporated (NYSE: MWI) (TSX: MWI) announced today the completion of the combination of the two companies. As previously disclosed, shareholders of both companies approved, and all U.S. and Canadian regulatory authorities cleared, the combination.

Mark A. Angelson, Chief Executive Officer of RR Donnelley, said, “With the combination now complete, we will focus on building the RR Donnelley of the future. The new RR Donnelley combines the power of three tremendous brands and legacies to create the world’s most dynamic full-service commercial printer. It will offer the world’s leading corporations an unparalleled suite of print and print-related products and services that will help them meet the challenges of doing business every day. There will be virtually no printing solution a company could require that we cannot meet by drawing on our exceptional pre-media resources, production capabilities, logistics resources and information technology systems.”

The new RR Donnelley is now the largest printing company in North America, providing customers with the industry’s broadest array of high-quality, long- and short-run print products and services, from magazines, directories, books, catalogs, inserts and financial documents, to billing statements, outsourced customer communications, highly personalized direct mail, pre-media, print fulfillment, labels, collateral materials, forms and logistics services.

Mr. Angelson continued, “Execution will be essential and much hard work lies ahead, but we anticipate an effective integration, and we remain highly focused on our customers. We are confident that we will provide greater opportunities for our shareholders, our customers, our best employees, and our business partners. We will bring together the best talent in the industry, and we are committed to the highest standards of integrity, financial discipline and operational excellence. We have the scale, portfolio, capabilities and financial strength to distinguish ourselves in the marketplace and to deliver enhanced shareholder value.”

Under the terms of the previously announced agreement, all outstanding shares of Moore Wallace common stock will be exchanged for shares of RR Donnelley common stock based on a fixed exchange ratio of 0.63 of an RR Donnelley share for each Moore Wallace share.

Information regarding the exchange and distribution, including a letter of transmittal, will be sent to each Moore Wallace shareholder as well as instructions for exchanging Moore Wallace share certificates for RR Donnelley stock certificates. The mailing is expected to commence the week of March 1, 2004. Additional information about the transaction and the exchange will also be available on the Company’s web site.

RR Donnelley also announced that it will change its trading symbol from DNY to RRD. Shares of RR Donnelley will begin trading on the New York, Toronto and Chicago Stock Exchanges and the Pacific Stock Exchange under the new ticker symbol RRD on Monday, March 1, 2004. The trading of Moore Wallace common stock will be suspended before the opening of the market on March 1 on the New York Stock Exchange, and before the opening of the market on March 2 on the Toronto Stock Exchange.

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RR Donnelley & Moore Wallace Complete Combination

February 27, 2004

The new RR Donnelley Board of Directors will consist of 15 directors. The eight directors continuing from the RR Donnelley board are: Gregory Q. Brown, James R. Donnelley, Judith H. Hamilton, Thomas S. Johnson, Oliver R. Sockwell, Bide L. Thomas, Norman H. Wesley and Stephen M. Wolf. The seven directors joining the RR Donnelley board from Moore Wallace are: Mark A. Angelson, Robert F. Cummings Jr., Alfred C. Eckert III, Joan D. Manley, John C. Pope, Michael T. Riordan and Lionel H. Schipper.

About RR Donnelley

RR Donnelley (www.rrdonnelley.com) prepares, produces and delivers integrated communications across multiple channels for content owners, such as publishers, merchandisers, and telecommunications companies as well as capital markets and diversified financial services companies. As a single source supplying services up and down the communications value chain, the company excels in digital photography, content management, printing, online services, and print and package logistics. With these integrated services, RR Donnelley provides effective solutions for its customers’ targeted communications and delivery needs. Headquartered in Chicago, IL, RR Donnelley serves a global customer market and has 30,000 employees in more than 200 locations in North America, South America, Europe and the Asia/Pacific Basin.

About Moore Wallace

Moore Wallace (www.moorewallace.com) is a leading single-source provider of print management and outsourced communications, delivering to its customers one of the widest array of products and services at one of the lowest total costs. The company operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial Print. The Forms and Labels business designs, manufactures and sells paper-based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high-quality, high-volume variably imaged print and mail, electronic statement and database management services. The Commercial Print business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services.

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this press release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements described in the companies’ filings with the U.S. Securities and Exchange Commission (SEC) and Canadian securities regulatory authorities, as applicable, including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. RR Donnelley and Moore Wallace disclaim any obligation to update or revise any forward-looking statements.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities regulatory authorities, as applicable.

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